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                                                                   EXHIBIT 10(n)

                          WAIVER, CONSENT AND AMENDMENT

                                                               February 14, 2003
COMPUTER HORIZONS CORP.
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046

Gentlemen:

We refer to the Financing Agreement between us, dated as of July 31, 2001 as the same may be amended from time to time (herein the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the meanings set forth therein unless otherwise specifically defined herein.

I. You have advised us that your collections for the month of October, 2002 were $19,900,000 and for the month of November, 2002 were $18,167,000. Section 7, Paragraph 7.10(c) of the Financing Agreement requires minimum collections of $20,000,000 during each month.

This letter is to confirm our agreement that, solely with respect to said months the foregoing collections shall not be deemed by CIT to be Defaults and/or Events of Default under the Financing Agreement. The parties hereto have further agreed to amend the terms and provisions of the Section 7, Paragraph 7.10(c) of the Financing Agreement, as amended hereby.

II. You have advised us that you intend to establish an account or accounts with J.P. Morgan Chase Bank and/or its affiliates for the deposit of certain of your cash and the investment thereof in financial instruments (herein the "Pledged Account"). We hereby consent to your doing the foregoing provided that you take all actions and execute all documents and agreements (including but not limited to a Pledge Agreement, Account Control Agreement and UCC financing statement) requested by us to grant to us, and continue in our favor, a first and exclusive lien upon and security interest in such Pledged Account, all in form and substance satisfactory to us.

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III. In addition, effective immediately, the Financing Agreement shall be, and hereby is, amended as follows:

(a) Section 7, Paragraph 7.10(a)(i) and (ii) of the Financing Agreement shall be, and hereby is, deleted in its entirety and the following shall be inserted in lieu thereof:

     "(a) The Company shall maintain $5,000,000 in Availability at all times, as evidenced by a Borrowing Base certificate delivered by the Company to the Agent from time to time hereunder, but in no event less frequently than weekly. It is understood that such requirement contemplates that all debts and obligations of the Company are current, and that all payables are being handled in the normal course of the Company's business and consistent with its past practices.

(b) Section 7, Paragraph 7.10(c) of the Financing Agreement shall be, and hereby is, amended in its entirety to read as follows:

     "(c) Obtain minimum Average Monthly Collections of $15,000,000 for each month. "Average Monthly Collections" shall mean the average monthly amount of the Collections of the Company's Accounts (excluding any amounts due or received from any of the Company's affiliates) calculated as a monthly average for the three (3) month period ending on the last day of each month."

(c) Section 7, Paragraph 7.10(d) of the Financing Agreement shall be amended in its entirety to read as follows:

     "(d) The Company shall maintain at all times not less than $20,000,000 in the aggregate of cash, cash equivalents and short term Permitted Investments (as determined in accordance with GAAP) as reflected on its monthly Consolidated Balance Sheet and other financial statements to be delivered to Agent pursuant to Section 7, Paragraph 7.8 of this Financing Agreement, provided that all of the Company's cash which is not reasonably anticipated to be required for the Company's normal working capital requirements shall be deposited and maintained in those certain accounts of the Company maintained by J.P. Morgan Chase Bank and/or its affiliates which are pledged to the Agent and are subject to Account Control Agreements in favor of the Agent, all in form and substance satisfactory to the Agent."

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(d)  The definition of "Borrowing Base" as set forth in Section 1 of the
     Financing Agreement shall be, and hereby is, amended by the addition thereto at the end thereof just prior to the period at the end thereof of the following phrase:

          "plus (iii) the Additional Availability Reserve"

(e) The following Definition of "Additional Availability Reserve" shall be, and hereby is, added to Section 1 of the Financing Agreement in the proper alphabetical order:

          "ADDITIONAL AVAILABILITY RESERVE shall mean an amount determined by the Agent equal to one pay cycle or half of the monthly payroll and payroll tax obligations of the Company."

(f) The definition of "Line of Credit Fee" as set forth in Section 1 of the Financing Agreement shall be, and hereby is, amended in its entirety to read as follows:

          "LINE OF CREDIT FEE shall: (a) mean the fee due the Agent at the end of each month for the Line of Credit, and (b) be determined by multiplying the difference between (i) (x) $20,000,000 for any month during which there have been no borrowings and no outstanding Revolving Loans or other Obligations and (y) at all other times, the Revolving Line of Credit, and (ii) the sum, for said month of (x) the average daily balance of Revolving Loans plus (y) the average daily balance of Letters of Credit outstanding for said month by 0.375% per annum for the number of days in said month."

     The effectiveness of all of the foregoing waivers and amendments shall be, and hereby is, subject to the fulfillment to CIT's satisfaction of the Conditions Precedent. The "Conditions Precedent" shall mean each of the following:

     (A) The Company taking all actions (including, without limitation, the execution and delivery to us of all documentation) requested by us to perfect the Agent's lien upon the Pledged Account as provided above; and

     (B)  The Guarantors signing the confirmation below.

In consideration of (i) our execution of this Waiver, Consent and Amendment Letter you agree to pay us an Accommodation Fee of $25,000 and (ii) the preparation of this agreement by our in-house legal department you agree to pay us a Documentation Fee of $300.00. Such fees shall be due and payable in full on the date hereof and may, at our option, be charged to your Revolving Loan Account on the due date thereof. You further agree to pay all Out-of-Pocket Expenses incurred in connection with this Waiver, Consent and Amendment Agreement and the transactions contemplated hereby, all of which may (at our option) be charged to your Revolving Loan Account.

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Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied. This agreement shall not constitute a waiver of any other existing Defaults or Events of Default under the Financing Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Defaults or Events of Default whatsoever.

If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter. In addition, we have asked the Guarantor(s) to sign below the confirm that the foregoing waivers shall not affect, modify or diminish the Guarantor(s) obligations under any instruments of Guaranty and/or any related pledge or security agreements executed in favor of CIT.

                                               Very truly yours,

                                               THE CIT GROUP/BUSINESS
                                               CREDIT, INC., AS AGENT AND LENDER

                                               By: Scot Weisberg
                                                   -----------------------------
                                               Title: Assistant Vice President

Read and Agreed to:

COMPUTER HORIZONS CORP.                        CHIMES, INC.

By: William J. Murphy                          By: William J. Murphy
    --------------------------------               -----------------------------
Title: EVP & CFO                               Title: DIRECTOR

COMPUTER HORIZONS (CANADA) CORP.               HORIZONS ENTERPRISES INC.

By: William J. Murphy                          By: William J. Murphy
    --------------------------------               -----------------------------
Title: Director                                Title: Director

STRATEGIC OUTSOURCING SERVICES, INC.           G. TRIAD DEVELOPMENT CORP.

By: William J. Murphy                          By:William J. Murphy
    --------------------------------              ------------------------------
Title: Director                                Title: Director

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INTEGRATED COMPUTER MANAGEMENT, INC.           PRINCETON SOFTECH INC.

By: William J. Murphy                          By: William J. Murphy
    --------------------------------               -----------------------------
Title: Director                                Title: Director

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                                                               February 13, 2003

COMPUTER HORIZONS CORP.
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046

Gentlemen:

We refer to the Financing Agreement between us, dated as of July 31, 2001 as the same may be amended from time to time (herein the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the meanings set forth therein unless otherwise specifically defined herein.

I. You have advised us that you have made loans or advances to certain of your affiliates in an aggregate approximate amount of $10,000,000 for the period from July 31, 2001 to December 31, 2002. Section 7, Paragraph 7.9(g) of the Financing Agreement permits loans of up to $100,000 in any fiscal year.

This letter is to confirm our agreement that, solely with respect to said fiscal period the foregoing loans and advances shall not be deemed by CIT to be Defaults and/or Events of Default under the Financing Agreement. The parties hereto have further agreed to amend the terms and provisions of the covenant referred to above, as set forth in the Financing Agreement, as amended hereby.

II. You have advised us that you have entered into a certain Contribution Agreement and Limited Liability Company Agreement, dated as of October 1, 2002, between Computer Horizons Corp. ("CHC") its affiliate CHC Healthcare Solutions, LLC ("CHCHS") and ZAC Consulting, LLC as seller ("ZAC") (herein the "Contribution Agreement"), pursuant to which the ZAC and CHC, and certain of it affiliates including CHCHS have agreed to contribute certain assets to CHCHS as described more fully in Exhibit A annexed hereto (herein the "Contributed Assets"), for assumption of certain Liabilities by CHC and contribution of assets as set forth above.

This letter is to confirm our consent to the Contribution of Assets pursuant to the Contribution Agreement, and to confirm our agreement to the release of our lien on the Contributed Assets, provided that:

     1. The total cash contribution and loans net of expenses does not exceed $1,100,000 as of the date hereof, provided that, the membership

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          interests of CHCHS held by CHC or any of its affiliates
          shall be pledged to CIT within 20 days of the date hereof and provided further that, CHC shall cause any membership interest in CHCHS held by ZAC and which are unencumbered or otherwise pledged or transferred to be pledged to CIT, all on term and conditions reasonably satisfactory to CIT.

     2. CHC shall be deliver to CIT (i) executed copies of the Contribution Agreement and the other documents executed in conjunction therewith, and (ii) a balance sheet of CHC giving effect to the Contribution of Assets contemplated hereunder, certified by a financial officer of CHC, in form reasonably satisfactory to CIT. The Contribution of the Assets shall be consummated substantially in accordance with the terms and provisions of the Contribution Agreement.

     3. The parties hereto have agreed that, irrespective of CIT consent to the Contribution of Assets contemplated hereby; CHCHS shall not be a party to or a Borrower under the Financing Agreement, and its Accounts shall not be deemed Eligible Accounts for purposes of calculating Availability on making Revolving Loans based on CHC's Borrowing Base.

     4. You agree to reimburse us for any reasonable Out-of-Pocket Expenses incurred by us in connection with this consent and release. All such amounts may, at our option, be charged to your Revolving Loan Account under the Financing Agreement.

Upon your fulfilling the above conditions to CIT's satisfaction, CIT will execute and deliver a such UCC partial release financing statements as may be reasonably required to release its liens upon and security interest in CHC's Contributed Assets.

III. In addition, effective immediately, the Financing Agreement shall be, and hereby is, amended as follows:

(a) Section 7, Paragraph 7.9(g) of the Financing Agreement is hereby deleted and the following is hereby substituted in lieu thereof:

     (g) Make any advance or loan to, or any investment in (excluding Permitted Investments), any firm, entity, person or corporation, or purchase or acquire all or substantially all of the stock or assets of any entity, person or corporation, or pay any management, consulting or other similar fees to any person, corporation or other entity affiliated with the Company, except that the Company may (i) make loans and advances to its consolidated subsidiaries or affiliated companies in the ordinary course of its business and/or make equity investments in such consolidated subsidiaries or affiliated companies, provided that the aggregate amount of such

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          loans, advances and investments shall not exceed (x) $5,000,000 during the period from July 1, 2003 through and including December 31, 2003 and (y) $5,000,000 during any calendar year thereafter, and (ii) purchase or acquire the assets or stock of any entity provided that the aggregate price of such acquisitions shall not exceed (x) $2,500,000 during the period from July 1, 2003 through and including December 31, 2003 and (y) $2,500,000 during any calendar year thereafter, provided further that after giving effect to any such loan, advance, equity investment or acquisition no Default or Event of Default has occurred or would occur as a result thereof.

(b) Section 7, Paragraph 7.10(a)(i) of the Financing Agreement (Minimum Availability Covenant) shall be, and hereby is, amended by increasing the dollar amount set forth therein from "$15,000,000" to "17,500,000".

(c) Section 7, Paragraph 7.10 of the Financing Agreement shall be further amended by the addition thereto of the following new subparagraph "(d)":

     "(d) The Company shall maintain at all times not less than $17,500,000 in the aggregate of cash and cash equivalents (as determined in accordance with GAAP) as reflected on its monthly Consolidated Balance Sheet and other financial statements to be delivered to Agent pursuant to Section 7, Paragraph 7.8 of this Financing Agreement."

(d) The Company acknowledges and agrees that the Accounts due from CHCHS shall be excluded from Eligible Accounts Receivable under the Financing Agreement and shall be broken out in a separate aging and included as a separate ineligible line item for Borrowing Base reporting called "HIPAA Receivable".

The effectiveness of all of the foregoing waivers and amendments shall be, and hereby is, subject to the fulfillment to CIT's satisfaction of the Conditions Precedent. The "Conditions Precedent" shall mean each of the following:

     (A) CHC taking all action (including, without limitation, the execution and delivery to us of all documentation) requested by us to perfect CIT's lien upon CHC's membership interests in CHCHS, including execution of a Pledge Agreement in form and substance satisfactory to CIT within twenty (20) days of the days hereof; and

     (B)  The Guarantors signing the confirmation below.

In consideration of (i) our execution of this Waiver and Amendment Letter you agree to pay us an Accommodation Fee of $5,000.00 and (ii) the preparation of this agreement by our in-house legal department you agree to pay us a Documentation Fee of $300.00. Such fees shall be due and payable in full on the date hereof and may, at our option, be charged to your Revolving Loan Account on the due date thereof. You further agree to pay all Out-of-Pocket Expenses incurred in connection with this Waiver and Amendment Agreement and the transactions contemplated hereby all of which may (at our option) be charged to your Revolving Loan Account.

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Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied. This agreement shall not constitute a waiver of any other existing Defaults or Events of Default under the Financing Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Defaults or Events of Default whatsoever.

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If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter. In addition, we have asked the Guarantor(s) to sign below to confirm that the foregoing waivers shall not affect, modify or diminish the Guarantor(s) obligations under any instruments of Guaranty and/or any related pledge or security agreements executed in favor of CIT.

                                             Very truly yours,

                                             THE CIT GROUP/BUSINESS CREDIT, INC.

                                             By: Scot Weisberg
                                                --------------------------------
                                             Title: Assistant Vice President

Read and Agreed to:

COMPUTER HORIZONS CORP.

By: William J. Murphy
    --------------------------------
Title: EVP & CFO

Read and Agreed to:

COMPUTER HORIZONS (CANADA) CORP.             CHIMES, INC.

By  William J. Murphy                        By  William J. Murphy
    --------------------------------             -------------------------------
Title: Director                              Title: Director

STRATEGIC OUTSOURCING
SERVICES, INC.                               HORIZON ENTERPRISES INC.

By  William J. Murphy                        By  William J. Murphy
    --------------------------------             -------------------------------
Title: Director                              Title: Director

INTEGRATED COMPUTER
MANAGEMENT, INC.                             C. TRIAD DEVELOPMENT CORP.

By  William J. Murphy                        By  William J. Murphy
    --------------------------------             -------------------------------
Title: Director                              Title: Director

PRICETON SOFTECH INC.

By  William J. Murphy
    --------------------------------
Title: Director

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